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                                                                    EXHIBIT 23.4


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     As independent petroleum engineers, we hereby consent to the incorporation by reference in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of El Paso Energy Corporation of our report in the Sonat Inc. Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to all references to our firm in such Joint Proxy Statement/Prospectus.

                                           /s/ WILLIAM M. COBB
                                           -------------------------------------
                                           William M. Cobb & Associates

Dallas, Texas
April 30, 1999